EXHIBIT 10.42


5% Convertible Subordinated Notes due 2006
REGISTRATION AGREEMENT
New York, New York
March 8, 1999
Salomon Smith Barney Inc.
BancBoston Robertson Stephens Inc.
Volpe Brown Whelan & Company, LLP
As Representatives of the Initial Purchasers Named in
Schedule I to the Purchase Agreement (as defined below)
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:
CNET, Inc., a Delaware corporation (the "Company"), proposes to issue and sell (such issuance and sale, the "Initial Placement") to the several parties named in Schedule I to the Purchase Agreement (the "Initial Purchasers") for whom you (the "Representatives") are acting as representatives, upon the terms set forth in a purchase agreement dated March 3, 1999 (the "Purchase Agreement"), $150,000,000 aggregate principal amount (plus up to an additional $37,500,000 aggregate principal amount to cover over-allotments, if any) of its 5% Convertible Subordinated Notes due 2006 (the "Securities"). The Securities will be convertible into shares of common stock, par value $.0001 per share, of the Company at the conversion price set forth in the Offering Memorandum (as defined herein), as the same may be adjusted from time to time pursuant to the Indenture referred to below. As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and (ii) for the benefit of the holders from time to time of the Securities and the Common Stock issuable upon conversion of the Securities (including you), as follows:
1. Definitions.  Capitalized terms used herein without
definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:
"Act" means the Securities Act of 1933, as amended, and the
rules and regulations of the SEC promulgated thereunder.
"Affiliate" of any specified person means any other person,
directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.
"Business Day" has the meaning set forth in the Indenture.
"Closing Date" means March 8, 1999.
"Common Stock" means the common stock, par value $.0001 per
share, of the Company, as it exists on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such Common Stock may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon conversion of Securities.
"Damages Payment Date" means, with respect to the Securities or the Common Stock issuable upon conversion thereof, as applicable, each Interest Payment Date; and in the event that any Security, or portion thereof, is called for redemption or surrendered for purchase by the Company and not withdrawn pursuant to a Designated Event Offer (as defined in the Indenture), the relevant redemption date or Designated Event Payment Date (as defined in the Indenture), as the case may be, shall also be a Damages Payment Date with respect to such Security, or portion thereof, unless the Indenture provides that accrued and unpaid interest on the Security (or portion thereof) to be redeemed or repurchased, as the case may be, is to be paid to the person who was the Holder thereof on a record date prior to such redemption date or Designated Event Payment Date, as the case may be, in which case the Damages Payment Date shall be the date on which interest is payable to such Record Holder.
"Default Rate" has the meaning set forth in the Indenture.
"DTC" has the meaning set forth in Section 3(k) hereof.
"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
"Final Maturity Date" means March 1, 2006.
"Holder" means a person who is a holder or beneficial owner (including the Initial Purchasers) of any Securities or shares of Common Stock issued upon conversion of Securities; provided that, unless otherwise expressly stated herein, only registered holders of Securities or Common Stock issued on conversion thereof shall be counted for purposes of calculating any proportion of holders entitled to take any action or give notice pursuant to this Agreement.
"Indenture" means the Indenture relating to the Securities
dated as of March 8, 1999, between the Company and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.
"Initial Placement" has the meaning set forth in the preamble hereto.
"Initial Purchasers" has the meaning set forth in the preamble hereto.
"Interest Payment Date" shall mean each March 1 and September
1.
"Liquidated Damages" has the meaning set forth in Section 2(e)
hereof.
"Majority Holders" means the Holders of a majority of the then outstanding aggregate principal amount of Securities registered under a Shelf Registration Statement; provided that Holders of Common Stock issued upon conversion of Securities shall be deemed to be Holders of the aggregate principal amount of Securities from which such Common Stock was converted; and provided, further, that Securities or Common Stock which have been sold or otherwise transferred pursuant to the Shelf Registration Statement shall not be included in the calculation of Majority Holders.
"Majority Underwriting Holders" means, with respect to any Underwritten Offering, the Holders of a majority of the then outstanding aggregate principal amount of Securities registered under any Shelf Registration Statement whose Securities are or are to be included in such Underwritten Offering; provided that Holders of Common Stock issued upon conversion of Securities should be deemed to be Holders of the aggregate principal amount of Securities from which such Common Stock was converted.
"Managing Underwriters" means the Underwriter or Underwriters that shall administer an Underwritten Offering.
"NASD" has the meaning set forth in Section 3(i) hereof.
"Notice and Questionnaire" means a Notice of Registration
Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.
"Offering Memorandum" means the Final Memorandum as defined in the Purchase Agreement.
"Person" and "person" have the meaning set forth in the
Indenture.
"Prospectus" means the prospectus included in any Shelf
Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or Common Stock issuable upon conversion thereof covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus. "Purchase Agreement" has the meaning set forth in the preamble hereto.
"Record Holder" means (i) with respect to any Damages Payment
Date which occurs on an Interest Payment Date, each person who is registered on the books of the registrar as the holder of Securities at the close of business on the record date with respect to such Interest Payment Date and (ii) with respect to any Damages Payment Date relating to the Common Stock issued upon conversion thereof, each person who is a holder of record of such Common Stock fifteen days prior to the Damages Payment Date.
"Registration Default" has the meaning set forth in
Section 2(e) hereof.
"Representatives" has the meaning set forth in the preamble
thereto.
"Rule 144" means Rule 144 (or any successor provision) under the Act.
"SEC" means the Securities and Exchange Commission.
"Securities" has the meaning set forth in the preamble hereto.
"Shelf Registration" means a registration effected pursuant to
Section 2 hereof.
"Shelf Registration Period" has the meaning set forth in
Section 2(c) hereof.
"Shelf Registration Statement" means a "shelf" registration
statement of the Company pursuant to the provisions of Section 2 hereof which covers all of the Securities and the Common Stock issuable upon conversion thereof, as applicable, on Form S-3 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.
"Stock Split" has the meaning set forth in the Indenture.
"Suspension Period" has the meaning set forth in Section 2(d)
hereof.
"Transfer Restricted Securities" means each Security and each share of Common Stock issued upon conversion thereof until the date on which such Security or share of Common Stock, as the case may be,
(i) has been transferred pursuant to the Shelf Registration Statement or another registration statement covering such Security or share of Common Stock which has been filed with the SEC pursuant to the Act, in either case after such registration statement has become effective and while such registration statement is effective under the Act,
(ii) has been transferred pursuant to Rule 144 under the Act (or any similar provision then in force), or (iii) may be sold or transferred pursuant to Rule 144(k) under the Act (or any successor provision then in force).
"Trustee" means the trustee with respect to the Securities
under the Indenture.
"Underwriter" means any underwriter of Securities or Common
Stock issuable upon conversion thereof in connection with an offering thereof under a Shelf Registration Statement.
"Underwritten Offering" means an offering in which the
Securities or Common Stock issued upon conversion thereof are sold to an Underwriter or with the assistance of an Underwriter for reoffering to the public.
All references in this Agreement to financial statements and schedules and other information which is "contained", "included", or "stated" in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.
2. Shelf Registration Statement.
(a) The Company shall prepare and, not later than 60 days
following the Closing Date, shall file with the SEC a Shelf Registration Statement with respect to resales of the Securities and the Common Stock issuable upon conversion thereof by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and thereafter shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 150 days after the Closing Date; provided that if any Securities are issued upon exercise of the over-allotment option granted to the Initial Purchasers in the Purchase Agreement and the date on which such Securities are issued occurs after the Closing Date, the Company will take such steps, prior to the effective date of the Shelf Registration Statement, to ensure that such Securities and Common Stock issuable upon conversion thereof are included in the Shelf Registration Statement on the same terms as the Securities issued on the Closing Date. The Company shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, if required by the Act, the Exchange Act or the SEC.
(b) (1)	Not less than 30 calendar days prior to the
effectiveness of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the Holders of Securities and Common Stock issued upon conversion thereof. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Securities or Common Stock issued upon conversion thereof at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for responses set forth therein; provided, however, that Holders of Securities or Common Stock issued upon conversion thereof shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.
(2)	After the Shelf Registration Statement has become
effective, the Company shall, upon the request of any Holder of Securities or Common Stock issued or issuable upon conversion thereof that has not returned a completed Notice and Questionnaire, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Securities or Common Stock issued or issuable upon conversion thereof until such Holder has returned a completed and signed Notice and Questionnaire to the Company, whereupon the Company will be required to take such action.
(c) The Company shall keep the Shelf Registration Statement continuously effective under the Act in order to permit the Prospectus forming part thereof to be usable by all Holders until the earliest of (i) the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' over-allotment option, (ii) the date on which all the Securities and Common Stock issued or issuable upon conversion thereof may be sold by non-affiliates ("affiliates" for such purpose having the meaning set forth in Rule 144) of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the SEC under the Act, (iii) the date as of which all the Securities and Common Stock issued or issuable upon conversion thereof have been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force) and (iv) such date as of which all the Securities and the Common Stock issued or issuable upon conversion thereof have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company will, subject to Section 2(d), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period; subject to Section 2(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act; and, comply in all material respects with the provisions of the Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.
(d) The Company may suspend the use of the Prospectus for a
period not to exceed 30 days in any three-month period or for three periods not to exceed an aggregate of 90 days in any twelve-month period (the "Suspension Period") for valid business reasons, to be determined by the Company in its sole reasonable judgment (not including avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the SEC, pending corporate developments and similar events; provided that the Company promptly thereafter complies with the requirements of Section 3(j) hereof, if applicable; provided, that the existence of a Suspension Period will not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Liquidated Damages. The Company shall provide notice to the Holders of a Suspension Period as required under Section 3(c)(1)(iv) hereof.
(e) If (i) the Shelf Registration Statement is not filed with the SEC on or prior to 60 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the SEC within 150 days after the Closing Date, or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or usable (including as a result of a Suspension Period) for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which shall exceed 60 days in the aggregate in any twelve-month period during the period beginning on the Closing Date and ending on the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' over-allotment option (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company will pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities who has complied with such Holder's obligations under this Agreement. The amount of Liquidated Damages payable during any period in which a Registration Default has occurred and is continuing is the amount which is equal to one-quarter of one percent (25 basis points) per annum per $1,000 principal amount of Securities and $2.50 per annum per 6.68338 shares of Common Stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like) constituting Transfer Restricted Securities for the first 90 days during which a Registration Default has occurred and is continuing and one-half of one percent (50 basis points) per annum per $1,000 principal amount of Securities and $5.00 per annum per 6.68338 shares of Common Stock (subject to adjustment as set forth above) constituting Transfer Restricted Securities for any additional days during which a Registration Default has occurred and is continuing; provided that, the Company hereby agrees that, upon the occurrence of the Stock Split (which it is currently contemplated will occur on the date of this Agreement), the Liquidated Damages payable in respect of Common Stock shall be automatically adjusted to $2.50 per annum per 13.36675 shares of Common Stock for the first such 90 days during which a Registration Default has occurred and is continuing and $5.00 per annum per 13.36675 shares of Common Stock for any additional days during which such Registration Default has occurred and is continuing (in each case subject to further adjustment from time to time in the event of a stock split, stock recombination, stock dividend and the like), it being understood that all calculations pursuant to this and the preceding sentence shall be carried out to five decimals. Following the cure of all Registration Defaults, Liquidated Damages will cease to accrue with respect to such Registration Default. All accrued Liquidated Damages shall be paid by wire transfer of immediately available funds or by federal funds check by the Company on each Damages Payment Date and Liquidated Damages will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In the event that any Liquidated Damages are not paid when due, then to the extent permitted by law, such overdue Liquidated Damages, if any, shall bear interest until paid at the Default Rate, compounded semi-annually. The parties hereto agree that the Liquidated Damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders by reason of a Registration Default.
(f) All of the Company's obligations (including, without
limitation, the obligation to pay Liquidated Damages) set forth in the preceding paragraph which are outstanding or exist with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.
(g) Immediately upon the occurrence or the termination of a Registration Default, the Company shall give the Trustee, in the case of notice with respect to the Securities, and the transfer and paying agent for the Common Stock, in the case of notice with respect to Common Stock issued or issuable upon conversion thereof, notice of such commencement or termination, of the obligation to pay Liquidated Damages with regard to the Securities and Common Stock and the amount thereof and of the event giving rise to such commencement or termination (such notice to be contained in an Officers' Certificate (as such term is defined in the Indenture)), and prior to receipt of such Officers' Certificate the Trustee and such transfer and paying agent shall be entitled to assume that no such commencement or termination has occurred, as the case may be.
(h) All Securities which are redeemed, purchased or otherwise acquired by the Company or any of its subsidiaries or affiliates (as defined in Rule 144 (or any successor provision) under the Act) prior to the Final Maturity Date shall be delivered to the Trustee for cancellation and the Company may not hold or resell such Securities or issue any new Securities to replace any such Securities or any Securities that any Holder has converted pursuant to the Indenture. All shares of Common Stock issued upon conversion of the Securities which are repurchased or otherwise acquired by the Company or any of its subsidiaries or affiliates (as defined in Rule 144 (or any successor provision) under the Act) at any time while such shares are "restricted securities" within the meaning of Rule 144 shall not be resold or otherwise transferred except pursuant to a registration statement which has been declared effective under the Act.
3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:
(a) The Company shall furnish to you, prior to the
filing thereof with the SEC, a copy of any Shelf Registration Statement, and each amendment thereof (excluding amendments caused by the filing by the Company with the SEC of a report required by the Exchange Act), a copy of any Prospectus, and each amendment or supplement, if any, to the Prospectus
included therein and shall use its best efforts to reflect in each such document, when so filed with the SEC, such comments as Salomon Smith Barney Inc. reasonably may propose.  Salomon
Smith Barney Inc. shall promptly furnish to the Company any
comments it may have to such documents mentioned in the
foregoing sentence.
(b) The Company shall ensure that (i) any Shelf
Registration Statement and any amendment thereto and any
Prospectus forming part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the
statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or agreement with respect to information with respect to you, any Underwriter or any Holder required to be included in any Shelf Registration or Prospectus pursuant to the Act or the rules and regulations thereunder and which
information is included therein in reliance upon and in
conformity with information furnished to the Company in writing by you, any Underwriter or any such Holder.
(c) (1)	The Company, as promptly as reasonably
practicable, shall advise you and each Holder that has returned a completed and signed Notice and Questionnaire to the Company and, if requested by you or any such Holder, confirm such
advice in writing:
 (i) when a Shelf Registration Statement and any
amendment thereto has been filed with the SEC and when
the Shelf Registration Statement or any post-effective
amendment thereto has become effective;
 (ii) of any request by the SEC for amendments or
supplements to the Shelf Registration Statement or the
Prospectus or for additional information;
 (iii) of the determination by the Company that a
post-effective amendment to the Shelf Registration
Statement would be appropriate; and
 (iv) of the commencement or termination of any
Suspension Period.
(2)	The Company shall advise you and each Holder
that has returned a completed and signed Notice and
Questionnaire to the Company and, if requested by you or any such Holder, confirm such advice in writing:
	(i)	of the issuance by the SEC of any stop order
suspending the effectiveness of the Shelf Registration
Statement or the initiation of any proceedings for that
purpose;
	(ii)	of the receipt by the Company of any
notification with respect to the suspension of the
qualification of the Securities included in any Shelf
Registration Statement for sale in any jurisdiction or
the initiation or threat of any proceeding for such
purpose; and
	(iii)	of the suspension of the use of the
Prospectus pursuant to Section 2(d) hereof or of the
happening of any event that requires the making of any
changes in the Shelf Registration Statement or the
Prospectus so that, as of such date, the statements
therein are not misleading and the Shelf Registration
Statement or the Prospectus, as the case may be, does not
include an untrue statement of a material fact or omit to
state a material fact required to be stated therein or
necessary to make the statements therein (in the case of
the Prospectus, in light of the circumstances under which
they were made) not misleading (which advice shall be
accompanied by an instruction to suspend the use of the
Prospectus until the requisite changes have been made).
(d) The Company shall use its reasonable best efforts
to obtain the withdrawal of any order suspending the
effectiveness of any Shelf Registration Statement or the
lifting of any suspension of the qualification (or exemption from qualification) of any of the Securities for offer or sale in any jurisdiction at the earliest possible time.
(e) The Company shall furnish to each Holder of
Securities and the Common Stock issued upon conversion thereof included within the coverage of any Shelf Registration
Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including
those incorporated by reference).
(f) The Company shall, during the Shelf Registration
Period, deliver to each Holder of Securities or the Common
Stock issued upon conversion thereof included within the
coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may
reasonably request; and, except during the continuance of any Suspension Period, the Company consents to the use of the
Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Securities or the Common Stock issued upon conversion
thereof covered by the Prospectus or any amendment or
supplement thereto.
(g) Prior to any offering of Securities or the Common
Stock issued upon conversion thereof pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Securities and the Common
Stock issued upon conversion thereof included therein and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Securities or Common Stock for offer and sale, as the case may be, under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities and the Common Stock issued upon conversion
thereof covered by such Shelf Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified or to (B) take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.
(h) The Company shall cooperate with the Holders to
facilitate the timely preparation and delivery of certificates representing Securities or the Common Stock issued upon conversion thereof to be sold pursuant to any Shelf
Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Securities or the Common Stock issued upon conversion thereof pursuant to such Shelf Registration
Statement.
(i) Subject to the exceptions contained in (A) and (B)
of subsection (g) hereof, the Company shall use its best
efforts to cause the Securities and Common Stock issued upon conversion thereof covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the
disposition of such Securities and Common Stock issued upon conversion thereof as contemplated by the Shelf Registration Statement; without limitation to the foregoing, the Company shall make all filings and provide all such information as may be required by the National Association of Securities Dealers,
Inc. (the "NASD") in connection with the offering under the
Shelf Registration Statement of the Securities and Common Stock issued upon conversion thereof (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that
regard.
(j) Upon the occurrence of any event contemplated by
paragraph 3(c)(2)(iii) above and subject to Section 3(a)
hereof, the Company shall promptly prepare and file with the
SEC a post-effective amendment to any Shelf Registration
Statement or an amendment or supplement to the related
Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be
incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter
delivered to purchasers of the Securities or the Common Stock issued upon conversion thereof included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the
statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading and in the case of a post-effective amendment, use its best
efforts to cause it to become effective as promptly as
practicable; provided that the Company's obligations under this paragraph (j) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(d)
hereof and given notice of such suspension to Holders, it being understood that the Company's obligations under this Subsection
(j) shall be automatically reinstated at the end of such
Suspension Period.
(k) The Company shall use its reasonable best efforts
to cause The Depository Trust Company ("DTC") on the first
Business Day following the effective date of any Shelf
Registration Statement hereunder or as soon as possible
thereafter to remove (i) from any existing CUSIP number
assigned to the Securities any designation indicating that the Securities are "restricted securities", which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Exhibit B hereto and (ii) any other stop or restriction on DTC's system with respect to the Securities. In the event the Company is unable to cause DTC to take actions described in the immediately preceding sentence, the Company shall take such actions as Salomon Smith Barney
Inc. may reasonably request to provide, as soon as practicable, a CUSIP number for the Securities registered under such Shelf Registration Statement and to cause such CUSIP number to be assigned to such Securities (or to the maximum aggregate
principal amount of the Securities to which such number may be assigned). Upon compliance with the foregoing requirements of this Section 3(k), the Company shall provide the Trustee with global certificates for such Securities in a form eligible for deposit with DTC.
(l) The Company shall use its best efforts to comply
with all applicable rules and regulations of the SEC and shall make generally available to its security holders as soon as practicable but in any event not later than 15 months after
(i) the effective date of the applicable Shelf Registration Statement, (ii) the effective date of each post-effective amendment to any Shelf Registration Statement, and (iii) the date of each filing by the Company with the SEC of an Annual
Report on Form 10-K that is incorporated by reference or deemed to be incorporated by reference in the Shelf Registration
Statement, an earnings statement satisfying the provisions of
Section 11(a) of the Act and Rule 158 promulgated by the SEC thereunder.
(m) The Company shall use its best efforts to cause the
Indenture to be qualified under the TIA (as defined in the
Indenture) in a timely manner.
(n) The Company shall cause all Common Stock issued or
issuable upon conversion of the Securities to be listed on each securities exchange or quotation system on which the Common
Stock is then listed no later than the date the applicable
Shelf Registration Statement is declared effective and, in
connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared
effective as and when required thereunder.
(o) The Company may require each Holder of Securities
or the Common Stock issued upon conversion thereof to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities or Common Stock sought by the
Notice and Questionnaire and such additional information as
may, from time to time, be required by the Act and the rules and regulations promulgated thereunder, and the obligations of the Company to any Holder hereunder shall be expressly
conditioned on the compliance of such Holder with such request.
(p) The Company shall, if reasonably requested, use its
best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement
(i) such information as the Majority Holders provide or, if the Securities or Common Stock are being sold in an Underwritten Offering, as the Managing Underwriters or the Majority
Underwriting Holders reasonably agree should be included
therein and provide to the Company in writing for inclusion in the Shelf Registration Statement or Prospectus, and (ii) such information as a Holder may provide from time to time to the
Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Securities and Common Stock and, in either case, shall make all required filings of such
Prospectus supplement or post-effective amendment as soon as practicable after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment, provided that the Company shall not be required to take any action under this Section 3(p) that is not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.
(q) The Company shall enter into such customary
agreements (including underwriting agreements) and take all
other appropriate actions as may be reasonably requested in
order to expedite or facilitate the registration or the
disposition of the Securities or the Common Stock issued or
issuable upon conversion thereof, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification and contribution provisions and procedures no less favorable than those set forth in Section 5
(or such other reasonable and customary provisions and
procedures acceptable to the Majority Underwriting Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 5).  The plan of
distribution in the Shelf Registration Statement and the
Prospectus included therein shall permit resales of the
Securities or Common Stock issuable upon conversion thereof to be made by selling security holders through underwriters,
brokers and dealers, and shall also include such other
information as Salomon Smith Barney Inc. may reasonably
request.
(r) The Company shall (i) make reasonably available for
inspection by the Holders of Securities and the Common Stock issued upon conversion thereof registered or to be registered under a Shelf Registration Statement, any Underwriter
participating in any disposition pursuant to such Shelf
Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Underwriter all
relevant financial and other records, pertinent corporate
documents and properties of the Company and its subsidiaries as is customary for due diligence examinations in connection with public offerings; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably
requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with any such Shelf
Registration Statement as is customary for similar due
diligence examinations; provided, however, that any information that is designated in writing by the Company, in its sole
discretion, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless
disclosure thereof is made in connection with a court,
administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Company or through a third party without an
accompanying obligation of confidentiality; provided, further, that if the foregoing inspection and information gathering
specified in subsections (i) and (ii) would, in the Company's reasonable judgment, disrupt the Company's conduct of business, such inspections and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by or on behalf of the Majority
Holders (or, in the case of an Underwritten Offering, the
Majority Underwriting Holders and the Managing Underwriters);
(iii) make such representations and warranties to the Holders of Securities and the Common Stock issued upon conversion
thereof registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain
opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in public offerings; (v) obtain "cold comfort"
letters and updates thereof from the independent certified
public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for
which financial statements and financial data are, or are
required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Securities and Common Stock issued upon conversion thereof registered thereunder (provided such Holder furnishes the accountants with such representations as the accountants customarily require in similar situations)
and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort"
letters in connection with primary underwritten offerings; and
(vi) deliver such documents and certificates as may be
reasonably requested by the Majority Holders or, in the case of an Underwritten Offering, the Majority Underwriting Holders,
and the Managing Underwriters, if any, including those to
evidence compliance with Section 3(j) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.  The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section
3(r) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.
(s) Each Holder agrees that, upon receipt of notice of
the happening of an event described in Sections 3(c)(1)(ii)
through and including 3(c)(1)(iv) and Sections 3(c)(2)(i)
through and including 3(c)(2)(iii), each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of the Securities and the Common Stock issuable upon conversion thereof and will not resume disposition of such Securities or the Common Stock until such
Holder has received copies of an amended or supplemented
Prospectus contemplated by Section 3(j) hereof, or until such
Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension
Period has been terminated, as the case may be, provided that, the foregoing shall not prevent the sale, transfer or other disposition of Securities or Common Stock issuable upon conversion thereof by a Holder in a transaction which is exempt from, or not subject to, the registration requirements of the
Act, so long as such Holder does not and is not required to
deliver the applicable Prospectus or Shelf Registration
Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this paragraph (s) shall not prevent the
occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Liquidated Damages.
(t) Anything herein to contrary notwithstanding, the
Company will not be required to pay the costs and expenses of, or to participate in the marketing or "road show" presentations of, more than one Underwritten Offering initiated at the
request of the Holders of Securities or shares of Common Stock issued or issuable upon conversion thereof, or to effect more than one Underwritten Offering at the request of such Holders.
The Company will not be required to pay the costs and expenses of, or to participate in the marketing or "road show"
presentations of, an Underwritten Offering unless Holders of at least the Minimum Amount (as defined below) of Securities
and/or Common Stock issued or issuable on conversion thereof have requested that such Securities and/or shares of Common
Stock be included in such an Underwritten Offering.  For
purposes of this Agreement, the "Minimum Amount" means 25% of the aggregate principal amount of Securities originally issued under the Indenture; provided that, for purposes of computing the Minimum Amount, Holders of Common Stock issued upon
conversion of Securities shall be deemed to be holders of the aggregate principal amount of Securities which were converted into those shares of Common Stock.  Only Holders of Securities or shares of Common Stock issued or issuable upon conversion thereof which are Transfer Restricted Securities shall be
entitled to include such Securities or shares of Common Stock in an Underwritten Offering and only Transfer Restricted
Securities shall be included in the computation of the Minimum Amount. The Underwritten Offering initiated by Holders as aforesaid shall include both Securities and Common Stock if so requested by the Holders. Upon receipt by the Company, from
Holders of at least the Minimum Amount of Securities and/or
Common Stock issued or issuable upon conversion thereof, of a request for an Underwritten Offering, the Company will, within
10 days thereafter, mail notice to all Holders of Securities and shares of Common Stock issued upon conversion thereof
stating that: (i) the Company has received a request from the Holders of the requisite amount of Securities and/or Common
Stock issued or issuable on conversion thereof to effect an Underwritten Offering on behalf of such Holders; (ii) under the terms of this Agreement, all Holders of Securities and shares of Common Stock issued or issuable upon conversion thereof
which are Transfer Restricted Securities may include their
Securities and shares of Common Stock in such Underwritten
Offering, subject to the terms and conditions set forth in this Agreement and subject to the right of the Managing Underwriters to reduce, in light of market conditions and other similar
factors, the aggregate principal amount of Securities and
number of shares of Common Stock included in such Underwritten Offering; (iii) all Holders electing to include Securities or shares of Common Stock in such Underwritten Offering must
notify the Company in writing of such election (the
"Election"), and setting forth an address and facsimile number to which such written elections may be sent and the deadline
(which shall be 12:00 midnight on the 30th calendar day after such notice is mailed to Holders or, if not a Business Day, the next succeeding Business Day (the "Deadline")) by which such elections must be received by the Company; and (iv) setting forth such other instructions as shall be necessary to enable
Holders to include their Securities and shares of Common Stock in such Underwritten Offering. No Holder shall be entitled to participate in an Underwritten Offering unless such Holder notifies the Company of such Election by the Deadline. Notwithstanding anything to the contrary contained herein, if the Managing Underwriters for an Underwritten Offering to be
effected pursuant to this Section 3(t) advise the Holders of the Securities and shares of the Common Stock to be included in such Underwritten Offering that, because of aggregate principal amount of Securities and/or number of shares of Common Stock that such Holders have requested be included in the
Underwritten Offering, the success of the offering would likely be materially adversely affected by the inclusion of all of the Securities and shares of Common Stock requested to be included, then the principal amount of Securities and the number of
shares of Common Stock to be offered for the accounts of
Holders shall be reduced pro rata, according to the aggregate principal amount of Securities and number of shares of Common
Stock, respectively, requested for inclusion by each such
Holder, to the extent necessary to reduce the size of the
offering to the size recommended by the Managing Underwriter. Notwithstanding anything to the contrary contained herein, neither the Company nor any Person, other than a Holder of
Securities or shares of Common Stock issued or issuable upon conversion thereof and only with respect to its Transfer
Restricted Securities, shall be entitled to include any
securities in the Underwritten Offering.
4. Registration Expenses.  The Company shall bear all
expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker's commission, agency fee or Underwriter's discount or commission.
5. Indemnification and Contribution.
(a) (i)	The Company agrees to indemnify and hold harmless
each Holder of Securities and each Holder of Common Stock issued upon conversion thereof covered by any Shelf Registration Statement (including the Initial Purchasers), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder or any Initial Purchaser specifically for inclusion therein,
(B) use of a Shelf Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Shelf Registration or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been suspended pursuant to Section 2(d) or Section 3(s); provided, further, in each case, that Holders received prior notice of such stop order, initiation of proceedings or suspension, or (C) if the Holder fails to deliver a Prospectus, as then amended or supplemented, provided that the Company shall have delivered to such Holder such Prospectus, as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.
(ii)	The Company also agrees to indemnify and to
contribute to Losses, as provided in Section 5(d), of any Underwriters of Securities or Common Stock issued upon conversion thereof registered under a Shelf Registration Statement, their officers and directors and each person who controls any such Underwriter within the meaning of either the Act or the Exchange Act on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 5(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in
Section 3(q) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.
(b) Each Holder of Securities or Common Stock issued upon conversion thereof covered by a Shelf Registration Statement (including the Initial Purchasers) severally and not jointly agrees to indemnify and hold harmless (i) the Company, (ii) each of its directors, (iii) each of its officers who signs such Shelf Registration Statement and (iv) each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.
(c) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. Notwithstanding the foregoing, the Company shall not, in the connection with any one action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel (in addition to one separate local counsel) at any time for the indemnified parties, which firm or firms (including any local counsel) shall be designated by Salomon Smith Barney Inc. An indemnifying party will not, without the prior written consent of the indemnified party, which consent will not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. The Company shall not be liable for any losses, claims, damages or liabilities by reason of any settlement of any action or proceeding effected without the Company's prior written consent, which consent will not be unreasonably withheld.
(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses"), as incurred, to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall the Initial Purchasers be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to the Securities, as set forth on the cover page of the Offering Memorandum, nor shall any Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities and Common Stock issued upon conversion thereof purchased by such Underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Offering Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or the Common Stock issuable upon conversion thereof registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement (or the applicable Prospectus supplement) which resulted in such Losses. Relative fault shall be determined by reference to whether any untrue statement or omission or alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each officer and director of each Underwriter shall have the same rights to contribution as such Underwriter, subject in each case to the applicable terms and conditions of this paragraph (d).
(e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Securities or shares of Common Stock covered by a Shelf Registration Statement.
6. Miscellaneous.
(a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.
(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; provided that with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of each of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Common Stock are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or Common Stock issued upon conversion thereof being sold rather than registered under such Shelf Registration Statement.
(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:
(1) if to you, initially at the address set forth in the Purchase Agreement;
(2) if to any other Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 6(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture or, in the case of Common Stock, the address maintained by the registrar of the Common Stock, with a copy in like manner to Salomon Smith
Barney Inc.; and
(3) if to the Company, initially at its address set forth in the Purchase Agreement.
All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.
The Initial Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.
(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and Underwriter and any such Holder and Underwriter may specifically enforce the provisions of this Agreement as if an original party hereto. In the event that any other person shall succeed to the Company under the Indenture as provided in Article VII thereof, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Initial Purchasers, whereby such successor shall assume all of the Company's obligations under this Agreement.
(e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
(g) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE, WITHOUT REGARD, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO THE CONFLICTS OF LAW RULES THEREOF.
(h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
(i) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or the Common Stock issuable upon conversion thereof is required hereunder, Securities or the Common Stock issued upon conversion thereof held by the Company or its Affiliates (other than subsequent Holders of Securities or the Common Stock issued upon conversion thereof if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

Please confirm that the foregoing correctly sets forth the
agreement between the Company and you.
Very truly yours,
CNET, INC.
/s/ Douglas N. Woodrum
Name:  Douglas N. Woodrwum
Title:  Executive Vice President
and
           Chief Financial
Officer
The foregoing Agreement is hereby confirmed and accepted as of the date first above written.
SALOMON SMITH BARNEY INC.
BANCBOSTON ROBERTSON STEPHENS INC.
VOLPE BROWN WHELAN & COMPANY, LLP
For themselves and the other Initial Purchasers named in Schedule I to the Purchase Agreement.
BY:	SALOMON SMITH BARNEY INC.
By	/s/ Peter A. Otridge
Name:  Peter A. Otridge
Title:   Vice President


EXHIBIT A
CNET, Inc.
Notice of Registration Statement
and
Selling Securityholder Questionnaire
Reference is hereby made to the Registration Agreement (the "Registration Agreement") between CNET, Inc., a Delaware corporation (the "Company"), and the Initial Purchasers named therein. Pursuant to the Registration Agreement, the Company has filed or will file with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 5% Convertible Subordinated Notes due 2006 (the "Securities"), and the shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), issuable upon conversion thereof. A copy of the Registration Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Agreement.
Each holder and beneficial owner of Transfer Restricted
Securities is entitled to have its Transfer Restricted Securities included in the Shelf Registration Statement. In order to have Transfer Restricted Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the following address, for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]:
[NAME AND ADDRESS OF COUNSEL]. Holders or beneficial owners of Transfer Restricted Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Transfer Restricted Securities, subject, however, to the Company's obligations under Section 2(b)(2) of the Registration Agreement.
Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.
ELECTION
The undersigned (the "Selling Securityholder") hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities held or beneficially owned by it and listed below in Item
(3)(b). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Registration Agreement, including, without limitation, the indemnification set forth in Section 5 of the Registration Agreement, as if the undersigned Selling Securityholder were an original party thereto.
QUESTIONNAIRE
(1)	(a)	Full legal name of Selling Securityholder:
(b)	Full legal name of registered holder (if not the same as
in (a) above) of Transfer Restricted Securities listed in (3) below (if the Transfer Restricted Securities are held through a broker-dealer or other third party and, as a result, you do not know the legal name of the registered holder, please complete Item (1)(c) below):
(c)	Full legal name of broker-dealer or other third party
through which Transfer Restricted Securities listed in (3) below are held:
(2)	Address for notices to Selling Securityholder:


Telephone:
Fax:
Contact Person:
 (3)	Beneficial ownership of Transfer Restricted Securities.
Except as set forth below in this Item (3), the undersigned
does not beneficially own any Securities or shares of Common Stock which constitute Transfer Restricted Securities.
(a)	Principal amount of Securities constituting Transfer
Restricted Securities beneficially owned:
Number of shares of Common Stock, if any, constituting Transfer Restricted Securities (include only shares of Common Stock which have actually been issued, not shares issuable upon future conversion of Securities):
The undersigned also may be deemed to beneficially own such
number of shares of Common Stock as may be issued from time to time upon conversion of the Securities listed in Item (3)(a) above.
(b)	Principal amount of Securities and number of shares of
outstanding Common Stock constituting Transfer Restricted Securities which the undersigned wishes to be included in the Shelf Registration
Statement:
Unless otherwise indicated in the space provided below, all Securities, all shares of Common Stock listed in response to Item
(3)(a) above, and all shares of Common Stock issuable upon conversion of the Securities listed in response to Item (3)(b)above, will be included in the Shelf Registration Statement. If the undersigned does not wish all such Securities or shares of Common Stock to be so included, please indicate below the number of such shares to be included:
(4)	Beneficial ownership of other securities of the Company:
Except as set forth below in this item (4), the undersigned
Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company, other than Securities and shares of Common Stock listed above in Item
(3).
State any exceptions here:


(5)	Relationships with the Company:
Except as set forth below, neither the Selling Securityholder nor any of its officers, directors or 5% or greater stockholders has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates)during the past three years.
State any exceptions here:

(6)	Plan of Distribution:
Except as set forth below, the undersigned Selling
Securityholder intends to distribute the Transfer Restricted Securities listed above in Item (3) only as follows (if at all):
Such Transfer Restricted Securities may be sold from time to time by the undersigned Selling Securityholder (i) to or through underwriters, brokers or dealers; (ii) directly to one or more other purchasers; (iii) through agents on a best-efforts basis or otherwise; or (iv) through a combination of any such methods of sale. Such Transfer Restricted Securities may be sold from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market,
(iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Transfer Restricted Securities or otherwise, the Selling Securityholder may enter into hedging transactions with brokers-dealers or others, which may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to brokers-dealers or others that in turn may sell such securities. The Selling Securityholder may pledge or grant a security interest in some or all of the Transfer Restricted Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Transfer Restricted Securities from time to time pursuant to the Prospectus. The Selling Securityholder also may transfer and donate shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling stockholders for purposes of the Prospectus. The Selling Securityholder may sell short the Common Stock and may deliver the Prospectus in connection with such short sales and use the shares covered by the Prospectus to cover such short sales.
State any exceptions here:
By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, particularly Regulation M and the prospectus delivery requirements under the Securities Act.
In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Company (other than a transaction as a result of which such securities shall no longer be Transfer Restricted Securities), the Selling Securityholder agrees to notify the transferees at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Agreement.
By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.
The Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:
CNET, Inc.
150 Chestnut Street
San Francisco, California 94111
Attention:  Chief Financial Officer
Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item
(3)(b) above). This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Dated:
Selling Securityholder
(Print/type full legal name of
beneficial owner of Transfer
Restricted Securities).
By:
Name:
Title:


EXHIBIT B
FORM OF LETTER TO BE PROVIDED BY ISSUER TO
THE DEPOSITORY TRUST COMPANY
The Depository Trust Company
7 Hanover Square, 23rd Floor
New York, NY  10004
Re:	5% Convertible Subordinated Notes due 2006 (the
"Securities") of CNET, Inc.
Ladies and Gentlemen:
Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with regard to all of the Securities referenced above. Accordingly, there is no longer any restriction as to whom such Securities may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.
As always, please do not hesitate to call if we can of further assistance.
Very truly yours,
By:
Authorized Officer